Exhibit 99.1

News Release

Contact:	Richard L. Greslick, Jr. Secretary (814) 765-9621
FOR IMMEDIATE RELEASE

CNB FINANCIAL CORPORATION HOLDS ANNUAL MEETING

Clearfield, Pennsylvania - April 16, 2013

Following the annual meetings of CNB Financial Corporation [Nasdaq:CCNE] and CNB Bank today, CNB Financial Corporation announced that its shareholders re-elected directors Dennis L. Merrey, Deborah Dick Pontzer, Charles H. Reams, and Richard L. Greslick, Jr., each for a three-year term expiring at the 2016 annual meeting.

The following Corporation directors retained their positions but were not standing for election this year: William F. Falger, Jeffrey S. Powell, James B. Ryan, Peter F. Smith, Joseph B. Bower, Jr., Robert W. Montler, Joel E. Peterson, and Richard B. Seager.

In addition to the election of directors, shareholders ratified the appointment of CNB Financial Corporation’s independent auditors, Crowe Horwath LLP, for the year ending December 31, 2013.

Chairman Dennis L. Merrey conducted the meeting. He called upon Brian W. Wingard, Treasurer of CNB Financial Corporation and Chief Financial Officer of CNB Bank, to address the shareholders. Mr. Wingard thanked those present and welcomed them to the meeting. He then provided a presentation of the Corporation’s 2012 financial performance.

Mr. Wingard introduced Joseph B. Bower, Jr., President & Chief Executive Officer of CNB Financial Corporation and CNB Bank. Mr. Bower offered his comments regarding the performance of the Corporation since the last Annual Shareholder’s Meeting in 2012 and the objectives for the remainder of 2013.

The most significant events of 2012 were the Corporation’s opening of a second ERIEBANK office in Meadville and the remodeling and conversion of a traditional CNB Bank office in Warren to a new banking center concept ERIEBANK office. The Corporation introduced ERIEBANK Investment Advisors group in 2012 and opened two new Holiday Financial Services offices in Ebensburg and DuBois, while relocating the HFS office in Sidman to Johnstown. In addition, CNB offered financial education programs to all its area schools, reaching 2,777 elementary students in 46 schools with Cemark’s “Saving with Mandy & Randy” program and 3,709 high school students in 27 schools with the “How To Do Your Banking” program.

Mr. Bower presented the Corporation’s objectives for 2013, which include maintaining its independence, achieving optimum levels of performance, and increasing its focus on Wealth and Asset Management services. In addition, the Corporation will implement expansion initiatives by entering the Ohio market with the acquisition of Farmer’s Citizens Bank and will undergo a main office remodel and operations expansion in downtown Clearfield. Further growth initiatives include growing the footprint of Holiday Financial Services, the Corporation’s consumer discount company.

Mr. Bower concluded his comments with the March 31, 2013 quarter end results. He noted growth in total assets of $36.8 million, growth in loans of $5.0 million, and growth in deposits of $60.4 million since December 31, 2012, along with net income of $4.3 million and earnings per share of $0.34 for the quarter ended March 31, 2013.

In the Corporation’s reorganizational meeting, the Board reappointed Dennis L. Merrey as Chairman. In addition, the Board named the following corporation officers: Joseph B. Bower, Jr., President and Chief Executive Officer; Richard L. Greslick, Jr., Secretary; Brian W. Wingard, Treasurer and Principal Financial Officer; and Vincent C. Turiano, Assistant Secretary. Peter F. Smith was retained as counsel.

The CNB Bank annual meeting then followed with the twelve incumbent bank directors re-elected for the ensuing year. They are Joseph B. Bower, Jr., William F. Falger, Richard L. Greslick, Jr., Dennis L. Merrey, Robert W. Montler, Joel E. Peterson, Deborah Dick Pontzer, Jeffrey S. Powell, Charles H. Reams, James B. Ryan, Richard B. Seager, and Peter F. Smith. Mr. Merrey was reappointed as Chairman of the Board and Mr. Smith as counsel.

Following that re-election process, the following banking officers were appointed for the forthcoming year: Mr. Bower, President and Chief Executive Officer; Mr. Greslick, Executive Vice President and Chief Operating Officer; Mark D. Breakey, Executive Vice President and Chief Credit Officer; Mr. Wingard, Senior Vice President and Chief Financial Officer; Richard L. Sloppy, Executive Vice President and Chief Lending Officer, and Vincent C. Turiano, Senior Vice President/Operations.

David J. Zimmer, President/ ERIEBANK, Donald W. Damon, Senior Vice President/ Private Banking Division/ ERIEBANK; Joseph E. Dell, Jr., Senior Vice President/ Commercial Lending; Steven M. Cappellino and William L. DeLuca, Jr., Senior Vice Presidents/ Commercial Banking Division/ ERIEBANK; Jeffrey W. Alabran, Senior Vice President/Commercial Lending; Todd M. Abrams, Senior Vice President/Managing Director, Wealth & Asset Management; Scott L. Bailey, Senior Vice President, Investment Advisors/ERIEBANK; Larry G. Morton, Vice President, Investment Advisors/ERIEBANK; Glenn R. Pentz, Vice President, Wealth & Asset Management; James M. Baker, Gregory M. Dixon, Michael E. Haines, Robin L. Hay, Jeffrey A. Herr, Michael C. Sutika and Joseph H. Yaros, Vice Presidents/ Commercial Banking; Betsy Bort, Scott O. Calhoun and John M. Schulze, Vice Presidents/ Commercial Banking/ ERIEBANK; Craig C. Ball, Vice President/ Wealth Management and William J. Vitron, Jr., Vice President/ Wealth Management/ ERIEBANK; Timothy Bracken, Vice President/Controller; Mary Ann Conaway, Vice President/ Human Resources; Leanne D. Kassab, Vice President/ Marketing; James R. Miale, Vice President, Commercial Lending/ERIEBANK; David W. Ogden, Vice President/ Credit Administration; Edward H. Proud, Vice President/ Information Systems; Andrew Roman, Vice President/Wealth & Asset Management; Ruth Anne Ryan-Catalano, Vice President/Regional Branch Administration; Christopher L. Stott, Vice President/ Retail Lending; Calvin R. Thomas, Jr., Vice President/ Trust Officer; Susan M. Warrick, Vice President/ Operations; Eric A. Johnson, Shawn Amblod and R. Michael Love, Assistant Vice Presidents/Wealth Management; Thomas J. Ammerman, Jr., Assistant Vice President/ Security; Donna J. Collins, Assistant Vice President/ Compliance; Gregory Noon, Assistant Vice President, Commercial Lending/ERIEBANK; C. Brett Stewart, Assistant Vice President/Commercial Lending; Eileen F. Ryan, Assistant Vice President/ Mortgage Lending; Carolyn B. Smeal, Assistant Vice President/ Operations; Vickie L. Baker, Assistant Vice President/Regional Branch Administrator; Carla M. LaBoda, Assistant Vice President/Regional Retail Administrator/ ERIEBANK; Mary A. Baker and Deborah M. Young, Assistant Vice Presidents/ Community Banking; Paul D. Sallie, Assistant Vice President, Private Banking/ERIEBANK; Lori Curtis, Denise J. Greene, Lynette M. Hebel, Caroline Henry, Douglas M. Shaffer, Lori D. Shimel and Susan J. Shimmel, Community Office Managers; Andrea G. Carr, Katie J. Jones, Debra Masone, Theresa L.

Swanson, Mary J. Taormina, Abby L. Williams, Community Office Managers/ERIEBANK; Kelly S. Buck, Private Banking Officer/ERIEBANK; Julie L. Martin, Operations Officer/ERIEBANK; Timothy Roberts, Commercial Lending Officer/ ERIEBANK; Carol J. Cossick, Assistant Controller; Russell Daniels, Assistant Commercial Lending Officer; Larry A. Putt, Nadine J. Rodgers, Brenda L. Terry, Mary Ann Roney, and Gregory R. Williams, Banking Officers; James C. Davidson, Mortgage Lending Officer; Thomas W. Grice, Network Administration Officer; Allison Hodas, Cash Management Officer/ERIEBANK; Shannon L. Irwin, Human Resources Officer; Cory Johnston, Credit Administration Officer; Susan B. Kurtz, Customer Service Officer; Paul A. McDermott, Collections Officer; Dennis J. Sloppy, Information Systems Officer; and BJ Sterndale, Training Officer.

Inquiries regarding Investor Relations of CNB Financial Corporation stock (CCNE) will be answered by phoning (814) 765-9621.

CNB Bank is the primary subsidiary of CNB Financial Corporation and has twenty-two community offices in Cambria, Clearfield, Centre, Elk, Indiana, Jefferson, and McKean counties. ERIEBANK is a division of CNB Bank and currently operates seven full service offices in Erie, Harborcreek, Meadville and Warren, PA. Holiday Financial Services Corporation is a subsidiary of CNB Financial Corporation and currently has offices in Bellefonte, Bradford, Clearfield, Dubois, Ebensburg, Erie, Hollidaysburg, Johnstown, Northern Cambria, Ridgway, PA.

CNB Bank’s website is http://www.bankcnb.com, ERIEBANK’s website is www.eriebank.net, and Holiday Financial Services’ website is www.holidayfinancialservices.com.